Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Exhibit 10.20

WEX INC.

Memorandum

TO:        <<Name>> (the “Grantee”)

FROM:    Melissa Smith, Chief Executive Officer

SUBJECT:    Nonqualified Stock Option Agreement

DATE:        <<Grant Date>>

You have been granted an award of a nonstatutory stock option (the “Option”) under the terms of the 2019 Equity and Incentive Plan (the “Plan”). Attached to this Memorandum is an Agreement which, along with the Plan, governs your Option. You will be receiving separately a copy of the Prospectus for the Plan. The Prospectus contains important information regarding the Plan, including information regarding restrictions on your rights with respect to the Option granted to you. You should read the Prospectus carefully.

The Option does not give you rights as a shareholder of the Company unless and until you exercise the Option, and you may not transfer or assign any rights in your Option. Please note that when you exercise your Option, the Company is required to withhold applicable taxes and we will require you to make arrangements to satisfy that withholding obligation prior to our issuance of any shares to you.

Date of Grant:	[ ]
Number of Options:	[ ]
Exercise Price:	[ ]
Vesting Period:	[] years ([] per year)
Final Exercise Date:	[]

By accepting this Award, you are agreeing to abide by the terms of the Plan and the attached Agreement. The Agreement contains restrictions that will apply after the termination of your employment with the Company, and which may override any such existing restrictions in your contract of employment, if any. The purpose of these restrictions is to protect the Company’s business interests (including its confidential information). You should read the Agreement carefully and in its entirety before indicating your acceptance/agreement. To accept this Award and indicate your agreement to the terms of the Plan and the attached Agreement, you must indicate your acceptance of the terms by acknowledging your understanding through the use of your electronic signature by <<Accept By Date>>.
Accepted on /$CurrentDate$/

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

/$ParticipantName$/, residing at /$ParticipantAddress$/
WEX Inc.
97 Darling Avenue
South Portland, ME 04106

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

WEX INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the Grantee named on the attached Memorandum (the “Memorandum”) as of the Grant Date indicated in the Memorandum pursuant to the terms and conditions of the WEX Inc. 2019 Equity and Incentive Plan (the “Plan”).

WHEREAS, the Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries; and

WHEREAS, the Company desires to grant a nonstatutory stock option (the “Option”) to the Grantee subject to the terms and conditions of the Plan and this Agreement.

In consideration of the provisions contained in this Agreement, the Company and the Grantee agree as follows:

1.    The Plan. The Option granted to the Grantee hereunder is made pursuant to the Plan. A copy of the prospectus for the Plan has been provided to you and the applicable terms of such Plan are incorporated herein by reference. Terms used in this Agreement which are not defined in this Agreement shall have the meanings used or defined in the Plan.

2.    Award.     Concurrently with the acknowledgement of this Agreement and concurrently with and contingent upon your acknowledgement of the Memorandum, and further subject to the terms and conditions set forth in the Plan and this Agreement, including without limitation your agreement to comply with the provisions set forth in Paragraphs 5 and 6 below, the Company hereby awards to the Grantee an Option to acquire the number of shares of Company common stock, par value $.01 per share (the “Common Stock”), indicated in the Memorandum at the exercise price per share of Common Stock (the “Exercise Price”) indicated in the Memorandum. Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern Time, on the Final Exercise Date indicated in the Memorandum. The Award is not remuneration for services and, therefore, is not to be considered salary, or of salary nature, for any purpose, whatsoever. In accepting this Award, the Grantee agrees to be bound by any clawback policy that the Company has adopted or may adopt in the future.

3.    Vesting of Options.
(a)    This Option will become exercisable (“vest”) as to one-third of the original number of shares of Common Stock subject to the Option on the first three anniversaries of the Grant Date. The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part,

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan with respect to all shares of Common Stock subject thereto for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Paragraph 4 hereof or the Plan.
(b)    Notwithstanding Paragraph 3(a), upon the Grantee’s death, the Option shall become immediately and fully vested, subject to any terms and conditions set forth in the Plan or imposed by the Compensation Committee appointed by the Board of Directors (the “Committee”).
(c)    Notwithstanding Paragraph 3(a), upon a “Change in Control”, if the surviving entity does not agree to assume the obligations set forth in this Agreement, then the Award shall become immediately and fully vested, subject to the terms and conditions set forth in the Plan or imposed by the Committee. “Change in Control” shall have the meaning set forth in the Plan.
4.    Exercise of Option.

(a)     Form of Exercise. Each election to exercise this Option shall be in writing, signed by the Grantee, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Grantee may purchase less than the number of shares of Common Stock covered hereby, provided that no partial exercise of this Option may be for any fractional share.

(b)    Continuous Relationship with Company Required. Except as otherwise provided in this Paragraph 4, this Option may not be exercised unless the Grantee, at the time he or she exercises this Option, is, and has been at all times since the Grant Date, an employee or officer of, a Director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the United States Internal Revenue Code (an “Eligible Grantee”).

(c)    Termination of Relationship with the Company. If the Grantee ceases to be an Eligible Grantee for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this Option shall be exercisable only to the extent that the Grantee was entitled to exercise this Option on the date of such cessation, and provided further that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Option, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so. Notwithstanding the foregoing, if the Grantee, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Grantee and the Company and/or its subsidiaries or violates the provisions of Paragraphs 5 or 6 hereof, the right to exercise this Option shall terminate immediately upon such violation.

(d)    Exercise upon Death or Disability. If the Grantee dies or becomes disabled (within the meaning of Section 22(e)(3) of the United States Internal Revenue Code) prior to the Final Exercise Date while he or she is an Eligible Grantee and the Company and/or its subsidiaries has not terminated such relationship for “Cause” as specified in paragraph (e) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Grantee, by the Grantee (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Grantee on the date of his

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan or her death or disability (after taking into account the vesting provisions of Paragraph 3 hereof), and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e)    Termination for Cause. If, prior to the Final Exercise Date, the Grantee’s employment is terminated by the Company and/or its subsidiaries for Cause (as defined below), the right to exercise this Option shall terminate immediately upon notification by the Company and/or its subsidiaries of termination of employment. If, prior to the Final Exercise Date, the Grantee is given notice by the Company and/or its subsidiaries of the termination of his or her employment by the Company and/or its subsidiaries for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Grantee’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Grantee is party to an employment or severance agreement with the Company and/or its subsidiaries that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement and shall also include a breach of the terms of this Agreement. Otherwise, “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company and/or its subsidiaries (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company or a breach of this Agreement), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company and/or its subsidiaries determine, within 30 days after the Grantee’s resignation, that termination for Cause was warranted.

(f)    Date of Termination; Loss of Rights. For purposes of the Plan and the Option, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company and/or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of severance or salary continuation. Notwithstanding any other provision of the Plan or this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting the Option, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of the Option in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.

5.    Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or its subsidiaries, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Proprietary Information” includes but is not limited to all Company and/or its subsidiaries trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; (4) is developed by the Grantee entirely on his/her own time without the Company’s equipment, supplies or facilities and does not relate at the time of conception to the Company’s business or actual or demonstrably anticipated research or development; or (5) is lawfully acquired by a non-supervisory employee about wages, hours or other terms and conditions of employment when used for purposes protected by §7 of the National Labor Relations Act such as discussing wages, benefits or terms and conditions of employment, or other legally protected concerted activity for mutual aid or protection of laborers. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including providing documents or information or making other disclosures protected or required by any whistleblower law or regulation to the Securities and Exchange Commission, the Department of Labor, or any other appropriate government authority. This may include disclosure of trade secret or confidential information within the limitations permitted by the 2016 Defend Trade Secrets Act (DTSA). Grantee understands, agrees and acknowledges that under the DTSA, (1) no individual will be held criminally or civilly liable under Federal or State trade secret law for the disclosure of a trade secret (as defined in the Economic Espionage Act) that: (A) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (2) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan under seal, and does not disclose the trade secret, except as permitted by court order. Notwithstanding the foregoing, the Grantee expressly agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s attorney or with the government agency or entity in accordance with this Section. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information.

6.    Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)    Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

7.    No Assignment. Except as expressly permitted under the Plan, this Agreement may not be assigned by the Grantee by operation of law or otherwise.

8.    No Rights to Continued Employment or Service. Neither this Agreement nor the Option shall be construed as giving the Grantee any right to continue in the employ of or other service to the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company to terminate such employment or service.

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

10.    Tax Obligations. As a condition to the granting of the Option, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes), if any, payable in connection with the exercise of the Option. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes (to the extent required to be withheld by the Company). Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion.

11.    Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 97 Darling Avenue, South Portland, ME 04106, Attention: General Counsel, or such other address as the Company may designate in writing to the Grantee.

12.    Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

13.    Amendments; Severability. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto. The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.

14.    Authority. The Committee has complete authority and discretion to determine awards under the Plan, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties.

15.    Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock of the Company underlying or relating to the Option until the issuance of a stock certificate to the Grantee in respect of such Option following exercise.

IN WITNESS WHEREOF, this Agreement is effective as of the date first above written.

WEX INC.

By:     Melissa Smith
Its:    Chief Executive Officer

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

EXHIBIT A

Nonstatutory Stock Option Agreement

Country and State Specific Provisions

This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantees under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement.

This Exhibit A also includes information regarding Confidential and Proprietary Information, Non-Competition, Non-Solicitation and certain other issues of which the Grantee should be aware with respect to the Grantee’s receipt of the Option and participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective jurisdictions as of December 2018. However, such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of the receipt of the Option and participation in the Plan because the information may be out of date at the time the Participant receives the Option, exercises the Option and acquires shares, or sells the Company Stock purchased on such exercise.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s jurisdiction may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers employment and/or residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

Brazil

The Plan

The following provision supplements Paragraph 1 of the Agreement:

The Grantee’s participation in the Plan is absolutely voluntary.

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Exercise of Option

Continuous Relationship with Company Required

The following provision replaces Paragraph 4 Subsection (b) of the Agreement:

(b)    Continuous Relationship with Company Required. Except as otherwise provided in this Paragraph 4, this Option may not be exercised unless the Grantee, at the time he or she exercises this Option, is, and has been at all times since the Grant Date, an employee or officer of or a Director of, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the United States Internal Revenue Code (an “Eligible Grantee”).
Date of Termination; Loss of Rights

The following provision replaces Paragraph 4 Subsection (f) of the Agreement:

(f)    Date of Termination; Loss of Rights. For purposes of the Plan and the Option, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company and/or its subsidiaries (for any reason whatsoever) following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied); the Company, in its sole discretion, shall determine when the Grantee is no longer actively providing employment services for purposes of the Award (including whether the Grantee may still be considered to be actively providing employment services while on a leave of absence). Notwithstanding any other provision of the Plan or this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting the Option, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of the Option in connection with any termination of employment (for any reason whatsoever, whether or not such termination is later found to be invalid or in breach of the employment laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any). No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.
Confidential and Proprietary Information
The following provisions replace Paragraph 5 of the Agreement in its entirety:
5.    Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or its subsidiaries, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not disclose to anyone, unless legally compelled to do so, Confidential and Proprietary Information. “Confidential and Proprietary

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.
Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.
Non-Competition and Non-Solicitation
The following provisions replace Paragraph 6 of the Agreement in its entirety:
6A.    Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:
(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;
(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients and/or patrons or prospective customers, clients and /or patrons of the Company and/or its subsidiaries;

(d)Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.
6B.    Non-Competition. Subject to paragraph 6B(b) below, in consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve (12) months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Paragraph 6B, a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted by the Grantee’s employer, during the Grantee’s employment with the Company’s Brazilian subsidiary or any other prior or subsequent employer of the same economic group, or within six months after the Grantee’s termination of employment with the Company’s Brazilian subsidiary or any other company of the same economic group, in Brazil or abroad. It includes, without limitation and to the extent applicable: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan and purchasing credit cards. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business of the same line of business the Grantee was involved with while employed by the Company or its subsidiaries.
As compensation for the non-competition restriction imposed after the termination of employment, as described above, the Company or one of its subsidiaries agrees to pay the Grantee an amount equivalent to his/her last annual salary, payable in twelve (12) equal monthly installments (for each month of restriction). In the event the Grantee breaches his/her obligation to non-compete, the Company shall immediately stop making payments, and may also seek any other remedies provided in this Agreement, by law and/or equity.
The parties agree that the Company, at its sole discretion, shall have the right reduce the post-termination non-compete or waive the post-termination non-compete obligation of this Paragraph 6B to the Grantee at the time Company or its subsidiary gives notice of termination to the Grantee, regardless whether the termination is with or without cause, or within ten calendar (10) days of the Grantee’s resignation. If the Company or its subsidiary decides to reduce the restrictive period, the compensation for such period set forth in Paragraph 6B will be reduced in the same proportion, and, if the Company or its subsidiary decides to waive the Grantee’s post-termination non-compete obligation, then the Grantee shall not be entitled to compensation, in whole or in part, as provided in Paragraph 6B above.
6C.    Additional Provisions. The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5, 6A and 6B and/or 6C of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.
The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan reasonable and necessary under the circumstances and are reasonably required for the protection of the Company’s business. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5, 6A, 6B and/or 6C, the damages to the Company and/or its subsidiaries would be irreparable. Therefore, in addition to monetary damages (for economic and moral damages) and reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraphs 6A, 6B and/or 6C, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.
Furthermore, in the event the Grantee breaches any of his/her obligations under Paragraphs 5, 6A, 6B and/or 6C, the Grantee shall, in addition to any other remedy available under this Agreement, by law or equity, pay a penalty to the Company equivalent to his/her last annual salary (i.e., twelve monthly salaries), indexed by the Brazilian consumer price index and with interest of one percent (1%) per month until full payment. In the event of a breach of the non-disclosure of confidential information and/or non-compete obligation, in addition to the penalty established above and any other remedies available under this Agreement by law or equity, the Grantee shall pay a daily penalty of USD500 (five hundred U.S. dollars) per day the violation persists.
If any one or more provisions of Paragraphs 5, 6A, 6B and/or 6C shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5, 6A, 6B and/or 6C may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.
Governing Law and Venue
The following provision replaces Paragraph 9 of the Agreement in its entirety:
This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of Brazil. Any disputes shall be brought to and adjudicated by the civil courts of Sao Paulo, SP, Brazil.

Tax Obligations
The following provisions replace Paragraph 10 of the Agreement in its entirety:
10.    Tax Obligations. Regardless of any action the Company or the subsidiary that employs the Grantee (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan acknowledges that the ultimate liability for all Tax-Related Items owed by the Grantee is and remains the Grantee’s responsibility and that such amount may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Option, the issuance of shares of Company Stock upon exercise of the Option, the subsequent sale of shares of Company Stock, and the receipt of any dividends or dividend equivalents; and (ii) does not commit and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee becomes subject to tax in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. In this regard, the Grantee authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Grantee (i) withholding from proceeds of the sale of shares Company Stock acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization and without further consent); or (ii) withholding shares of Company Stock to be issued upon exercise of the Option, provided the Company only withholds the amount of Shares necessary to satisfy no more than the maximum statutory withholding amounts.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including up to the maximum permissible statutory rate for the Grantee’s tax jurisdiction(s) in which case the Grantee will have no entitlement to the equivalent amount in shares of Company Stock and may receive a refund of any over-withheld amount in cash in accordance with applicable law. If the obligation for Tax-Related Items is satisfied by withholding in shares of Company Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Company Stock; notwithstanding that a number of the shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Company Stock or the proceeds of the sale of such shares, if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items as described in Paragraph 10.
Amendments; Severability
The following provision replaces Paragraph 13 of the Agreement in its entirety:
13.    Amendments; Severability. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially and adversely affect the Grantee’s rights with respect to the Award. The provisions of this Agreement

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.
Compliance with Law
16.    Compliance with Law. By accepting the Option, the Grantee agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items associated with the Grantee’s receipt and sale of shares of Company Stock acquired through his or her participation in the Plan and the receipt of any dividends on such shares of Company Stock.
Nature of Award
17.    Nature of Award. By entering into this Agreement and accepting the grant of the Option evidenced hereby, the Grantee acknowledges, understands, and agrees that:
(a)the Grantee’s participation in the Plan is voluntary;
(b)the Grantee is making an investment decision;
(c)the Option will be exercisable by the Grantee only if the vesting conditions are met and any necessary services are rendered by the Grantee over the vesting period;
(d)the value of the shares of Company Stock underlying the Option is not fixed and may increase or decrease in value over the vesting period without compensation to the Grantee;
(e)the future value of the shares of Company Stock underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
(f)neither the Company, the Employer, nor any other subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Option, any payment made pursuant to the Option, or the subsequent sale of any shares of Company Stock acquired under the Plan;
(g)this Award is made solely by the Company, and the Company is solely responsible for the administration of the Plan and the Grantee’s participation in the Plan;
(h)the Plan is established voluntarily by the Company, is discretionary in nature, and may be terminated by the Company at any time, except as otherwise set forth in the Plan;
(i)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future awards of Options or benefits in lieu of Options, even if such awards have been awarded in the past;
(j)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(k)this Award and the underlying shares of Company Stock, and the income from and value of same, are not intended to replace any pension rights or compensation;
(l)this Award and the underlying shares of Company Stock, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any vacation, vacation premium, 13th salary, FGTS contributions, notice of termination, severance, resignation, termination, redundancy, dismissal, or end-of-service payments; bonuses; long-service awards; pension, retirement, or welfare benefits; or similar payments;
(m)unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out, or substituted, in connection with any corporate transaction affecting the Company Stock;
(n)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying shares of Company Stock; and
(o)the Grantee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
Language
18.    Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.
Imposition of Other Requirements
19.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
Electronic Delivery and Acceptance
20.    Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

The Netherlands

WEX Europe Netherlands B.V. awards only:
The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (collectively, the “Group Companies”).
The Grantee is employed by WEX Europe Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Nonstatutory Stock Option Awards made to participants resident in the Netherlands shall include employees and executive directors of the Employer.

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Confidential and Proprietary Information

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.
Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Group Companies, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Group Companies, as required by law or as authorized by the Board of Directors.

4.	The term “Confidential and Proprietary Information” includes but is not limited to:

5.1.1.
financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

5.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

5.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

5.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

5.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

5.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

5.1.8.
any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.1.
The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.

4.2.
No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.3.
Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition
The following provisions replace Paragraph 6 of the Agreement in its entirety:

6A	Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:

6A.1	“Critical Employee” means any person who:

6A.1.1	is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

6A.1.2	for whom, during the Relevant Period:

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

6A.1.2.1	Grantee has had direct or indirect managerial responsibility; or

6A.1.2.2	with whom Grantee had material contact or dealings; and

6A.1.3	who, during the Relevant Period:

6A.1.3.1	had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

6A.1.3.2	is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

6A.2
“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

6A.2.1	Grantee, or

6A.2.2	any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

6A.3
“Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

6A.3.1	Grantee, or

6A.3.2	any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

6A.4	“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

6A.5	“Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

6A.5.1	Grantee, or

6A.5.2	any employee under Grantee’s direct supervision,
performed material duties for the Employer or relevant Group Company;

6A.6	“Restricted Goods or Restricted Services” means:

6A.6.1
any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

6A.6.2	with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products or services of the same type or materially similar to such products or services;

6A.7
“Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to any Group Company, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 6B.1.1 and 6B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 6B.1.3;

6A.8	“Termination Date” means the date upon which Grantee’s employment with any Group Company terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

6B.	Non-Solicitation and Non-Competition.

6B.1
In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the any Group Company and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

6B.1.1
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

6B.1.2
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

6B.1.3
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

6B.1.3.1	is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

6B.1.3.2	is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period, save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

6B.2
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 5 or 6B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

6B.3
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 6B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

6B.4
If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 6B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

6B.5
Each of the restrictions contained in this Paragraph 6B, each definition set out in Paragraph 6A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

6B.6
The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

6B.7	Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

6B.8
Mindful of the obligations set forth in Paragraphs 5, 6A and 6B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Governing Law
The following provisions replace Paragraph 9 of the Agreement in its entirety:
9. Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
Amendments; Severability
Paragraph 13 Subsection (b) of the Agreement does not apply.
Insider Trading Restrictions
16. Insider Trading Restrictions.

(a)By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell Restricted Stock Units under the Plan during such times as the Grantee is considered to have “inside information”.

(b)More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(c)Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

(d)The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

17.    Data Privacy.
(a)    The Grantee hereby explicitly and unambiguously agrees to the collection, use and transfer, in electronic or other form, of his/her personal data as described in this Agreement by and

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan among, as applicable, his/her employing entity or contracting party and the Company, for the exclusive purpose of implementing, administering and managing his/her participation in the Plan.
(b)    The Grantee understands that the Company holds certain personal information about him/her, including, but not limited to, his/her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares of common stock of the Company awarded, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Company is committed to protecting the security of the personal information the Grantee shares with it and uses a variety of technical and organisational methods to secure his/ her personal information in accordance with applicable laws. The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Company expects such third parties to process any data disclosed to them in accordance with applicable law, including with respect to data confidentiality and security and ensures that appropriate or suitable safeguards are in place to protect the Grantee’s personal information and that transfer of his/ her personal information is in compliance with applicable data protection laws. The Grantee understands that he/she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his/her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his/her participation in the Plan. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage his/her participation in the Plan. The Grantee understands that he/she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or request deletion of his/her data, in any case without cost, by contacting in writing his/her local human resources representative. The Grantee understands, however, that requesting to delete his/her data may affect his/her ability to participate in the Plan. The Grantee also understands that his/her employing entity or contracting party and the Company, may still need to retain his personal data to maintain his continued employment. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he/she may contact his/her local human resources representative.
WEX Fleet Netherlands B.V. awards only:
The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (collectively, the “Group Companies”).
The Grantee is employed by WEX Fleet Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Nonstatutory Stock Option Awards made to participants resident in the Netherlands shall include employees and executive directors of the Employer.

Confidential and Proprietary Information

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

The following provisions replace Paragraph 5 of the Agreement in its entirety:

6.
Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Group Companies, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Group Companies, as required by law or as authorized by the Board of Directors.

5.	The term “Confidential and Proprietary Information” includes but is not limited to:

6.1.1.
financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

6.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

6.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

6.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

6.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

6.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

6.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

6.1.8.
any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

5.1.
The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.

5.2.
No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

5.3.
Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition
The following provisions replace Paragraph 6 of the Agreement in its entirety:

6A	Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:

6A.1	“Critical Employee” means any person who:

6A.1.1	is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

6A.1.2	for whom, during the Relevant Period:

6A.1.2.1	Grantee has had direct or indirect managerial responsibility; or

6A.1.2.2	with whom Grantee had material contact or dealings; and

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

6A.1.3	who, during the Relevant Period:

6A.1.3.1	had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

6A.1.3.2	is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

6A.2
“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

6A.2.1	Grantee, or

6A.2.2	any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

6A.3
“Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

6A.3.1	Grantee, or

6A.3.2	any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

6A.4	“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

6A.5
“Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

6A.5.1	Grantee, or

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

6A.5.2	any employee under Grantee’s direct supervision,
performed material duties for the Employer or relevant Group Company;

6A.6	“Restricted Goods or Restricted Services” means:

6A.6.1
any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

6A.6.2	with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products or services of the same type or materially similar to such products or services;

6A.7
“Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to any Group Company, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 6B.1.1 and 6B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 6B.1.3;

6A.8	“Termination Date” means the date upon which Grantee’s employment with any Group Company terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

6B.	Non-Solicitation and Non-Competition.

6B.1
In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the any Group Company and during the Restricted Period, without the Employer’s consent, he/she shall not whether

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

6B.1.1
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

6B.1.2
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

6B.1.3
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

6B.1.3.1	is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

6B.1.3.2	is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period, save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

6B.2
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 5 or 6B of this Agreement conflict in any way with any Existing

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

6B.3
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 6B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

6B.4
If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 6B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

6B.5
Each of the restrictions contained in this Paragraph 6B, each definition set out in Paragraph 6A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

6B.6
The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

6B.7	Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

6B.8
Mindful of the obligations set forth in Paragraphs 5, 6A and 6B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Governing Law
The following provisions replace Paragraph 9 of the Agreement in its entirety:

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

9. Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
Amendments; Severability
Paragraph 13 Subsection (b) of the Agreement does not apply.
Insider Trading Restrictions
16. Insider Trading Restrictions.

(e)By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell Restricted Stock Units under the Plan during such times as the Grantee is considered to have “inside information”.

(f)More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(g)Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

(h)The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

17.    Data Privacy.
(a)    The Grantee hereby explicitly and unambiguously agrees to the collection, use and transfer, in electronic or other form, of his/her personal data as described in this Agreement by and among, as applicable, his/her employing entity or contracting party and the Company, for the exclusive purpose of implementing, administering and managing his/her participation in the Plan.
(b)    The Grantee understands that the Company holds certain personal information about him/her, including, but not limited to, his/her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares of common stock of the Company awarded, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”).

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

The Company is committed to protecting the security of the personal information the Grantee shares with it and uses a variety of technical and organisational methods to secure his/ her personal information in accordance with applicable laws. The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Company expects such third parties to process any data disclosed to them in accordance with applicable law, including with respect to data confidentiality and security and ensures that appropriate or suitable safeguards are in place to protect the Grantee’s personal information and that transfer of his/ her personal information is in compliance with applicable data protection laws. The Grantee understands that he/she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his/her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his/her participation in the Plan. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage his/her participation in the Plan. The Grantee understands that he/she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or request deletion of his/her data, in any case without cost, by contacting in writing his/her local human resources representative. The Grantee understands, however, that requesting to delete his/her data may affect his/her ability to participate in the Plan. The Grantee also understands that his/her employing entity or contracting party and the Company, may still need to retain his personal data to maintain his continued employment. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he/she may contact his/her local human resources representative.

United States - Colorado, North Dakota, Nebraska, Oklahoma, Oregon

Non-Solicitation
The following provisions replace Paragraph 6 of the Agreement in its entirety:
6.    Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(b)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)    During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

United States – California only

Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.
Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on,

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(b)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)    During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of California, without effect to the conflicts of laws principles thereof.

United States – Massachusetts only

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.    Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)    Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 5 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. Grantee acknowledges that the Company’s grant and provision of the Restricted Stock Units, to which Grantee would not be entitled absent execution of this Agreement, constitute fair, reasonable, and mutually agreed upon consideration to support this Section 5(e). This Section 5(e), only, shall not apply if Grantee is terminated without Cause or laid off. For purposes of this Section 5(e), only, the term “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty days after the Grantee’s termination, that termination for Cause was warranted.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach; except that the duration of the covenants contained in Paragraph 5(e), only, shall extend to twenty-four months if Grantee breached his or her fiduciary duty to the Company and/or if Grantee has unlawfully taken, physically or electronically, property belonging to the Company.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Grantee is hereby informed that Grantee has the right to consult with counsel prior to signing this Agreement.

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof, except that Section 5(e) only shall be governed by the internal laws of the Commonwealth of Massachusetts if Grantee was a resident of Massachusetts for thirty days immediately preceding his or her cessation of employment with the Company.

Form of WEX Inc. Nonqualified Stock Option Agreement under the WEX Inc. 2019 Equity and Incentive Plan